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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 6, 2000
                                ----------------
                Date of Report (Date of earliest event reported)


                                ESYNCH CORPORATION
                                ------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                   0-26790                 87-0461856
        --------                   -------                 ----------
    (State or other       (Commission File Number)        (IRS Employer
    jurisdiction of                                      Identification
     Incorporation)                                           No.)


                               15502 Mosher Avenue
                                Tustin, CA 92710
                            ------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (714) 258-1900
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                ----------------
             (Former name or address, if changed since last report.)



Item 5.  Other Events

     Related to the issuance of Secured Convertible Debentures, on December 6, 2000 the Registrant agreed to amend the terms, or exchange the outstanding shares, of the Registrant's Series L Convertible Preferred Stock and the warrants issued in connection therewith to be consistent with the terms of Secured Convertible Debentures and related warrants, including the applicable conversion price and exercise price, issued in connection with the Secured Convertible Debentures. On January 23, 2001, the Registrant completed the exchange and sale of 180 shares of Series M Convertible Preferred Stock and Warrants to purchase 900,000 shares of Common Stock in exchange for the outstanding shares of Series L Convertible Preferred Stock and cash with a total consideration of $1,800,000.

     As a condition of the exchange of shares, the Registrant issued an additional 2.5 shares of Series M Convertible Preferred Stock in lieu of the payment of dividends accrued on the Series L Convertible Preferred Stock from the date of issue to the date of exchange. In addition to the reimbursement of expenses, the Registrant issued 14.5 shares of Series M Convertible Preferred Stock and Warrants to purchase 225,000 shares of Common Stock for private placement fees and received and cancelled 8 shares of Series L Convertible Preferred Stock and warrants to

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purchase 200,000 shares of Common Stock issued for private placement fees on the closing of the Series L Convertible Preferred.

     As of January 23, 2001 all shares of Series L Convertible Preferred Stock and the warrants issued in conjunction therewith have been returned to the Registrant and no shares of Series L Convertible Preferred Stock remain outstanding.

     The terms and provisions of the exchange and sale of the Series M Convertible Preferred Stock and the Warrants are as set forth in the Exhibits filed herewith, including the Certificate of Designation of the Relative Rights and Preferences of the Series M Convertible Preferred Stock (exhibit 4.23), the Series M Convertible Preferred Stock Purchase Agreement (Exhibit 10.24), the Registration Rights Agreement (Exhibit 10.25), and the Form of Warrant (Exhibit 10.26), all of which are incorporated herein by this reference.


   Item 7.  Financial Statements and Exhibits

      (b) Exhibits. The following exhibits are incorporated herein by this reference:

   Exhibit No.       Description of Exhibit
   -----------       ----------------------
      4.23*          Certificate of Designation of Relative Rights and Preferences
                     of Series M Preferred Stock.

     10.24* Series M Convertible Preferred Stock Purchase Agreement dated as of January 18, 2001 among the Registrant and the Purchasers named therein.

     10.25* Registration Rights Agreement dated as of January 18, 2001 among the Registrant and the Purchasers named therein.

     10.26*          Form of Warrant to Purchase Shares of Common Stock of the
                     Registrant related to the sale of Series M Convertible
                     Preferred Stock.

-------------------

 *  Filed herewith.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ESYNCH CORPORATION

Date:  January 26, 2001          By: /s/ Thomas C. Hemingway
                                 ----------------------------
                                 Thomas C. Hemingway,
                                 Chief Executive Officer




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                                 EXHIBIT INDEX
                                 -------------


    Exhibit No.      Description of Exhibit
    -----------      ----------------------
      4.23*          Certificate of Designation of Relative Rights and Preferences
                     of Series M Preferred Stock.

     10.24* Series M Convertible Preferred Stock Purchase Agreement dated as of January 18, 2001 among the Registrant and the Purchasers named therein.

     10.25* Registration Rights Agreement dated as of January 18, 2001 among the Registrant and the Purchasers named therein.

     10.26*          Form of Warrant to Purchase Shares of Common Stock of the
                     Registrant related to the sale of Series M Convertible
                     Preferred Stock.

-------------------

 *  Filed herewith.